VITAMIN SPICE, LLC

 FINANCIAL STATEMENTS

 June 30, 2009 and 2008

VITAMIN SPICE, LLC

TABLE OF CONTENTS

INDEPENDENT AUDITOR’S REPORT ...……………………………………………………………………………………1

FINANCIAL STATEMENTS

Balance Sheet ………………..……………………………………………………………………………………….2

Statement of Operations ………………..……………………………………………………………………………3

Statement of Changes in Stockholders’ Equity ………………………………………………………………...............4

Statement of Cash Flows ………………….………………………………………………………………………..5

Notes to Financial Statements ……………...……………………………………………………………….......... 6- 17

Larry 0'Donnell, CPA, P.C.

Telephone (303) 745-4545                                                                                                                                                                                        2228 South Fraser Street

Fax (303) 369-9384                                                                                                                                                                                                    Unit 1

e-mail larrydonnelcpa@msn.com                                                                                                                                                                                Aurora, Colorado 80014

www.larryodonnellspa.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

Vitamin Spice, LLC

I have audited the accompanying consolidated balance sheets of Vitamin Spice, LLC and subsidiaries as of June 30, 2009 and 2008, and the related consolidated statements of operations, changes in stockholders’ deficiency, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audita in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vitamin Spice, LLC and subsidiaries as of June 30, 2009 and 2008, and the results of their operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

These consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company has operating and liquidity concerns, has incurred an accumulated deficit of approximately $226,881 through the period ended June 30, 2009.  This condition raises substantial doubt about the Company's ability to continue as a going concern.  Management's plans as to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of these uncertainties.

/s/ Larry O'Donnell, CPA, P.C.

Aurora, Colorado

October 20, 2009

VITAMIN SPICE, LLC

BALANCE SHEET

JUNE 30, 2009 AND 2008

ASSETS

2009

2008

Current Assets:

Cash

$

47,652

$

11,198

Due from officer

14,181

--

Inventory

4,487

1,811

Total Current Assets

66,320

13,009

Total Assets

$

66,320

$

13,009

LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities:

Total Current Liabilities

$

--

$

--

Total Liabilities

$

--

$

--

MEMBERS’ EQUITY

Members Interests – 4,323,383.5 and

271,400 shares issued at June 30, 2009

and 2008, respectively

293,201

55,000

Accumulated deficit

(226,881)

(41,991)

TOTAL MEMBERS’ EQUITY

66,320

13,009

TOTAL LIABILITIES AND MEMBERS’

EQUITY

$

66,320

$

13,009

The accompanying notes are an integral part of these financial statements.

VITAMIN SPICE, LLC

STATEMENT OF OPERATIONS

YEARS ENDED JUNE 30, 2009 AND 2008

2009

2008

REVENUES

$

--

$

--

COST OF GOODS SOLD

2,161

1,641

GROSS PROFIT

(2,161)

(1,641)

SELLING, GENERAL AND

  ADMINISTRATIVE EXPENSES

Advertising and promotion

25,605

--

Automobile expense

3,887

1,323

Bank service charges

605

205

Computer and interest expense

6,882

903

Consulting fees

30,009

30,000

Dues and subscriptions

1,221

205

Office expense

15,911

1,033

Product production R & D

32,255

1,549

Professional fees

14,998

--

Rent expense

4,130

500

Telephone expense

3,733

1,266

Trade show

13,192

126

Travel and entertainment

28,652

3,240

Utilities

1,649

--

TOTAL SELLING, GENERAL AND

  ADMINISTRATIVE EXPENSES

182,729

40,350

NET LOSS

$

(184,890)

$

(41,991)

The accompanying notes are an integral part of these financial statements.

VITAMIN SPICE, LLC

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

Interests

Accumulated

Stockholders’

Shares

Amount

Deficit

Equity

Beginning Balance

--

$

--

$

--

$

--

Issuance of interest for cash

237,200.0

25,000

--

25,000

Issuance of interest for services

34,200.0

30,000

--

30,000

Net Loss

--

--

(41,991)

(41,991)

Balance, June 30, 2008

271,400.0

$

55,000

$

(41,991)

$

13,009

Issuance of interest for cash

47,300.0

15,200

--

15,200

Issuance of interest for services

113,683.5

223,001

--

223,001

Net Loss

--

--

(184,890)

(184,890)

Balance, June 30, 2009

432,383.5

$

293,201

$

(226,881)

$

66,320

The accompanying notes are an integral part of these financial statements.

VITAMIN SPICE, LLC

STATEMENT OF CASH FLOWS

YEARS ENDED JUNE 30, 2009 AND 2008

2009

2008

CASH FLOWSF ROM OPERATING ACTIVITIES:

Net Loss

$

(184,890)

$

(41,991)

(Increase) in operating assets:

Due from officer

(14,181)

--

Inventory

(2,676)

(1,811)

  Total Cash (used in) operating activities

(201,747)

(43,802)

CASH FLOWS FROM FINANCING ACTIVITIES:

Issuance of interest for services

223,001

30,000

Issuance of interest for cash

15,200

25,000

  Total cash provided by financing activities

238,201

55,000

NET INCREASE IN CASH

36,454

11,198

CASH, BEGINNING OF YEAR

11,198

--

CASH, END OF YEAR

$

47,652

$

11,198

The accompanying notes are an integral part of these financial statements.

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

NOTE 1 – SUMMARY BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Business

Vitamin Spice, LLC was incorporated on April 25, 2008 and is a Delaware Limited Liability Company. The Company, headquartered in  Wayne Pennsylvania, is the first of its kind, Foodceutical company that creates healthy solutions to nourish the body by merging proprietary blends of premium herbs and spices with essential vitamin, minerals, nutrients, and antioxidants. Uniquely positioned between the health food/supplement industry and the traditional food industry, The Company offers a natural, taste masked, solution for marrying nutritional supplements with consumers’ busy lifestyle. Ranging from 17% and 84% of the Recommended Daily Intake (RDI) with no bitterness or aftertaste, the Company offers premium savory spices that enliven the palate and invigorate health through a proprietary micro-encapsulation process.

Financial Reporting

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America.  Revenues and expenses are reported on the accrual basis, which means that income is recognized as it is earned and expenses are recognized as they are incurred.

Use of Estimates

The Company’s significant estimates include reserves for slow moving inventory, allowance for doubtful accounts and accrued vacation pay. These estimates and assumptions affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. While the Company believes that such estimates are fair when considered in conjunction with the financial statements taken as a whole, the actual amounts of such estimates, when known, will vary from these estimates. If actual results significantly differ from the Company’s estimates, the Company’s financial condition and results of operations could be materially impacted.

Cash and Cash Equivalents

Cash and cash equivalents include all interest-bearing deposits or investments with original maturities of three months or less.

Inventory

Inventory is valued at cost, using the first-in, first-out (FIFO) method of accounting.

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

Concentration of credit risk

Financial   instruments   that   potentially   subject   the   Company to concentrations of credit risk consist principally of cash. The Company maintains cash balances at one financial institution, of which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC insured institution insures up to $100,000 on account balances. The company has not experienced any losses in such accounts.

Fair value of financial instruments

The Company's financial instruments consist primarily of cash, accounts  payable and  accrued  expenses,  and debt.  The  carrying  amounts of such  financial  instruments  approximate their respective  estimated fair value due to the short-term  maturities and approximate market interest rates of  these instruments.  The estimated fair value is not necessarily indicative of the amounts the Company would realize in a current market exchange or from future earnings or cash flows.

The Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  The standard provides a consistent definition of fair value which focuses on an exit price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The standard also prioritizes, within the measurement of fair value, the use of market-based information over entity specific information and establishes a three-level hierarchy for fair value measurements based on the nature of inputs used in the valuation of an asset or liability as of the measurement date.

The three-level hierarchy for fair value measurements is defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;
•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable or the asset or liability other than quoted prices, either directly or indirectly including inputs in markets that are not considered to be active;

•	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement

Income taxes

The Company accounts for income taxes using SFAS No. 109,  "Accounting for  Income Taxes," which requires  recognition of deferred tax liabilities and  assets for  expected  future  tax  consequences  of events  that have been included in the

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

financial  statements  or tax returns.  Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  A valuation allowance is recorded for deferred tax assets if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. (FIN) 48, “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 requires that the Company determine whether the benefits of the Company’s tax positions are more likely than not of being sustained upon audit based on the technical merits of the tax position. The provisions of FIN 48 also provide guidance on de-recognition, classification, interest and penalties, accounting in interim periods, and disclosure. The Company did not have any unrecognized tax benefits and there was no effect on the financial condition or results of operations as a result of implementing FIN 48. The Company does not have any interest and penalties in the statement of operations for the years ended June 30, 2009 and  2008.

In May 2007, the FASB issued FASB Staff Position No. FIN 48-1, Definition of Settlement in FASB Interpretation No. 48   (“the FSP”). The FSP provides guidance about how an enterprise should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. Under the FSP, a tax position could be effectively settled on completion of examination by a taxing authority if the entity does not intend to appeal or litigate the result and it is remote that the taxing authority would examine or re-examine the tax position. The Company does not expect that this interpretation will have a material impact on its financial position, results of operations, or cash flows.

Accounts Receivable

The Company extends credit to its customers in the normal course of business. Further, the Company regularly reviews outstanding receivables, and provides estimated losses through an allowance for doubtful accounts. In evaluating the level of established loss reserves, the Company makes judgments regarding its customers’ ability to make required payments, economic events and other factors. As the financial condition of these parties change, circumstances develop or additional information becomes available, adjustments to the allowance for doubtful accounts may be required. The Company also performs ongoing credit evaluations of customers’ financial condition. The Company maintains reserves for potential credit losses, and such losses traditionally have been within its expectations.

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Machinery and equipment are depreciated over 10 years. Furniture and fixtures are depreciated over 10 years. Accelerated methods of depreciation are generally used for income tax purposes. Leasehold improvements are amortized on a straight-line basis over the shorter of the useful life of the improvement or the term of the lease. The Company performs ongoing evaluations of the estimated useful lives of the property and equipment for depreciation purposes. The estimated useful lives are determined and continually evaluated based on the period over which services are expected to be rendered by the asset. Maintenance and repairs are expensed as incurred.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value.

Other Intangible Assets

Acquired intangible assets are separately recognized if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented or exchanged, regardless of the Company’s intent to do so.

Revenue Recognition

The Company recognizes revenue in accordance with the Securities and Exchange Commission, Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition” (“SAB No. 104”). SAB 104 clarifies application of generally accepted accounting principles related to revenue transactions. The Company also follows the guidance in EITF Issue No. 00-21, Revenue Arrangements with Multiple Deliverables ("EITF Issue No. 00-21"), in arrangements with multiple deliverables.

The Company recognizes revenues when all of the following criteria are met: (1) persuasive evidence of an arrangement exists, (2) delivery of products and services has occurred, (3) the fee is fixed or determinable and (4) collectability is reasonably assured.

The Company receives revenue for services and maintenance agreements. Milestone payments are recognized as revenue upon achievement of contract-specified events and when there are no

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

remaining performance obligations. Revenues from monthly video streaming agreements, as well as equipment maintenance, are recorded when earned. Operating equipment lease revenues are recorded as they become due from customers.  Revenues from equipment sales and installation are recognized when equipment delivery and installation have occurred, and when collectability is reasonably assured.

In certain cases, the Company enters into agreements with customers that involve the delivery of more than one product or service.  Revenue for such arrangements is allocated to the separate units of accounting using the relative fair value method in accordance with EITF Issue No. 00-21. The delivered item(s) is considered a separate unit of accounting if all of the following criteria are met: (1) the delivered item(s) has value to the customer on a standalone basis, (2) there is objective and reliable evidence of the fair value of the undelivered item(s) and (3) if the arrangement includes a general right of return, delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the vendor. If all the conditions above are met and there is objective and reliable evidence of fair value for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on their relative fair values.

Explicit return rights are not offered to customers; however, the Company may accept returns in limited circumstances. There have been no returns through June 30, 2009.   Therefore, a sales return allowance has not been established since management believes returns will be insignificant.

Advertising Expense

The Company follows the provisions of Statement of Position (SOP) 93-7, “Reporting on Advertising Costs,” in accounting for advertising costs.  Advertising costs are charged to expense as incurred and are included in sales and marketing expenses in the accompanying financial statements.

Earnings (loss) per share

Earnings (loss) per share is computed in accordance with SFAS No. 128, "Earnings per Share". Basic earnings (loss) per share is computed by dividing net income (loss), after deducting preferred stock dividends accumulated during the period, by the weighted-average number of shares of common stock outstanding during each period. Diluted earnings per share is computed by dividing net income by the weighted-average number of shares of common stock, common stock equivalents and other potentially dilutive securities outstanding during the period.

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

Fair value of financial instruments

The Company’s financial instruments consist primarily of cash, accounts payable and accrued expenses, and debt.  The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.  The estimated fair value is not necessarily indicative of the amounts the Company would realize in a current market exchange or from future earnings or cash flows.

Accounting for stock-based compensation

The Company adopted SFAS No. 123R, "Accounting for Stock-Based Compensation". This statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service.

In addition, a public entity is required to measure the cost of employee services received in exchange for an award of liability instruments based on its current fair value. The fair value of that award has been remeasured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation cost over that period.

Non-employee stock based compensation

The cost of stock based compensation awards issued to non-employees for services are recorded at either the fair value of the services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines enumerated in Emerging Issues Task Force Issue (“EITF”) 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” (“EITF 96-18”).

Common stock purchase warrants

The Company accounts for common stock purchase warrants in accordance with the provisions of Emerging Issues Task Force Issue (“EITF”) issue No. 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”).  Based on the provisions of EITF 00-19, the Company classifies as equity any contracts that (i) require physical settlement or net-share settlement, or (ii) gives the company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement).The Company classifies as assets or liabilities any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

event is outside the control of the company), or (ii) give the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement).

NOTE 2 - RECENT ACCOUNTING PRONOUNCEMENTS

In December 2007, the FASB issued SFAS No.141 (revised 2007), “Business Combinations” (SFAS 141(R)), which replaces SFAS No. 141, “Business Combinations” (SFAS 141). SFAS 141(R) retains the underlying concepts of SFAS 141 in that all business combinations are still required to be accounted for at fair value under the acquisition method of accounting but SFAS 141(R) changed the method of applying the acquisition method in a number of significant aspects. Acquisition costs will generally be expensed as incurred; noncontrolling interests will be valued at fair value at the acquisition date; in-process research and development will be recorded at fair value as an indefinite-lived intangible asset at the acquisition date, until either abandoned or completed, at which point the useful lives will be determined; restructuring costs associated with a business combination will generally be expensed subsequent to the acquisition date; and changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally will affect income tax expense. SFAS 141(R) is effective on a prospective basis for all business combinations for which the acquisition date is on or after the beginning of the first annual period subsequent to December 15, 2008, with the exception of the accounting for valuation allowances on deferred taxes and acquired tax contingencies. SFAS 141(R) amends SFAS No. 109, “Accounting for Income Taxes” (SFAS 109) such that adjustments made to valuation allowances on deferred taxes and acquired tax contingencies associated with acquisitions that closed prior to the effective date of SFAS 141(R) would also apply the provisions of SFAS 141(R). Early adoption is not permitted. Upon adoption, SFAS 141(R) will not have a significant impact on our consolidated financial position and results of operations; however, any business combination entered into after the adoption may significantly impact our financial position and results of operations when compared to acquisitions accounted for under existing U.S. Generally Accepted Accounting Principles (GAAP).

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.” This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited. This statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. The amount of net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement. It also amends certain of ARB No. 51’s consolidation procedures for consistency with the requirements of SFAS 141(R). This statement also includes expanded disclosure requirements regarding the interests of the parent and its noncontrolling interest. We have evaluated this new statement and have determined that the statement will not have a significant impact on the reporting of our financial position and results of operations.

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

In December 2007, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 110. This guidance allows companies, in certain circumstances, to utilize a simplified method in determining the expected term of stock option grants when calculating the compensation expense to be recorded under Statement of Financial Accounting Standards (SFAS) No. 123(R),   Share-Based Payment. The simplified method can be used after June 30, 2007 only if a company’s stock option exercise experience does not provide a reasonable basis upon which to estimate the expected option term. Through 2007, we utilized the simplified method to determine the expected option term, based upon the vesting and original contractual terms of the option. On January 1, 2008, we began calculating the expected option term based on our historical option exercise data. This change did not have a significant impact on the compensation expense recognized for stock options granted in 2008.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161). This statement is intended to improve transparency in financial reporting by requiring enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance, and cash flows. SFAS 161 applies to all derivative instruments within the scope of SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133) as well as related hedged items, bifurcated derivatives, and nonderivative instruments that are designated and qualify as hedging instruments. Entities with instruments subject to SFAS 161 must provide more robust qualitative disclosures and expanded quantitative disclosures. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application permitted. We are currently evaluating the disclosure implications of this statement; however, the new statement will not have an impact on the determination of our financial results.

In April 2008, the FASB issued FSP No. FAS 142-3, “Determination of the Useful Life of Intangible Assets.” This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets” (SFAS 142). The objective of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(R), and other principles of GAAP. This FSP applies to all intangible assets, whether acquired in a business combination or otherwise, and shall be effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years and applied prospectively to intangible assets acquired after the effective date. Early adoption is prohibited. We have evaluated the new statement and have determined that it will not have a significant impact on the determination or reporting of our financial results.

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS 162). This statement identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in accordance with GAAP. With the issuance of this statement, the FASB concluded that the GAAP hierarchy should be directed toward the entity and not its auditor, and reside in the accounting literature established by the FASB as opposed to the American Institute of Certified Public Accountants (AICPA) Statement on Auditing Standards No. 69, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.” This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.” We have evaluated the new statement and have determined that it will not have a significant impact on the determination or reporting of our financial results.

In May 2008 the FASB issued FASB Staff Position (FSP) APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement).  ” APB 14-1 requires the issuer to separately account for the liability and equity components of convertible debt instruments in a manner that reflects the issuer’s nonconvertible debt borrowing rate. The guidance will result in companies recognizing higher interest expense in the statement of operations due to amortization of the discount that results from separating the liability and equity components. APB 14-1 will be effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The Company is currently evaluating the impact of adopting APB 14-1 on its consolidated financial statements.

In June 2008, the FASB issued FSP No. EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities". This FASB Staff Position (FSP) addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share (EPS) under the two-class method described in paragraphs 60 and 61 of FASB Statement No. 128, Earnings per Share. This FSP provides that unvested share-based payment awards that contain non forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of EPS pursuant to the two-class method. The provisions of FSP No. 03-6-1 shall be effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years. All prior-period EPS data presented shall be adjusted retrospectively (including interim financial statements, summaries of earnings, and selected financial data) to conform with the provisions of this FSP. Early application is not permitted. The provisions of FSP No. 03-6-1 are effective for the Company retroactively in the first quarter ended March 31, 2009. The Company is currently assessing the impact of FSP No. EITF 03-6-1 on the calculation and presentation of earnings per share in its’ consolidated financial statements.

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.

Reclassifications

Certain prior periods' balances have been reclassified to conform to the current period's financial statement presentation. These reclassifications had no impact on previously reported results of operations or stockholders' equity.

NOTE 3 – GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As shown in the accompanying financial statements during the years ended June 30, 2008 and 2009, the Company incurred losses from continuing operations of $41,991 and $184,890, respectively.

While the Company is continuing to increase sales, other sources of revenue will be necessary for the current year.  Management may attempt to raise additional funds by way of a public or private offering.  While the Company believes in the viability of its strategy to improve sales volume and in its ability to raise additional funds, there can be no assurances to that effect. The Company shareholders and officers have continued to advance funds to the Company but there can be no assurance that future advances will be made available.

These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company’s existence is dependent upon management’s ability to develop profitable operations and to resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the continued effort to grow its sales channels.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company has received advances from its Chief Executive Officer of $14,181 during the year ended June 30, 2009. There is no agreement for these advances and the advances are due as the Company’s cash flow improves.

VITAMIN SPICE, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 and 2008

NOTE 5 - OTHER COMMITMENTS AND CONTINGENCIES

The Company has no outstanding commitments or contingencies as of June 30, 2009

NOTE 6 -MEMBERS' INTERESTS

The Company issued members interests in the year ended June 30 2008, for cash of $25,000  for contribution of a business plan and services valued at $30,000. In the year ended June 30, 2009 interests were issued for cash of $223,001 and services valued at $15,200